[LOGO] IPS Funds

                                     ANNUAL
                                     REPORTS

                                November 30, 2000

                               IPS MILLENNIUM FUND
                              IPS NEW FRONTIER FUND

--------------------------------------------------------------------------------
                     IPS Millennium Fund 2000 Annual Report
--------------------------------------------------------------------------------

Fellow Shareholders:

      The 2000 bear market is one of those ring-tailed horrors that comes along every generation or so to teach a new group of investors that stocks really are risky. We are happy to report that our Barbell Strategy has worked well in its first major test. We underperformed the Value Line Arithmetic Composite and the S&P 500 for the 12 month period, but the Nasdaq Composite, down 22.13% for the 12 months, is a more valid proxy for the tech heavy Millennium Fund, which was down only about half as much. It's all too easy to focus on the proximate causes of a bear market (inventory correction, Fed rate increases, foreign currency crashes) for explanations, but it's missing the lesson, which is that stocks are risky. No one should be fooled because risk appears to be lower for a few years. Just because a Grizzly bear didn't tear your head off the last time you yelled "Boo!" at it doesn't mean Grizzlies are really just big Teddy Bears. Bear markets are a normal part of stock investing, and occur every few years. The good news is that no bear market has ended Western civilization yet, and this one probably won't either. Research shows that returns over the two or three years following the bottom of the average post-WW II bear market have been much higher than average historic returns. The universe is a clumpy place. Things come in bunches, both good and bad, including economic news. Bear markets are a valuable learning opportunity, as are most periods of adversity. We have used this information to learn, to refine our strategies for growth, and to strengthen the Fund's portfolio. We are looking forward to a more positive market environment in 2001.

                              [LINE CHART OMITTED]

Total Annual Return For:       IPS Millennium      Value Line         S&P 500
                                    Fund        Arithmetic Index     Composite

12 months ended 11/30/00          -11.37%             6.79%           -4.25%
5 years ended 11/30/00             27.33%             6.84%           18.65%
Inception 1/3/95-11/30/00          27.55%            15.33%           21.55%

<PAGE

                       Management's Discussion & Analysis

Volatility of Returns

      Figure 2 presents a quarterly perspective on your Fund's return and risk characteristics over time. The Fund's volatility relative to the broad market has increased this year. As a result, we have begun increasing the number of companies in the Fund, and have increased our investment in sectors with less correlation to technology & Internet stocks. Our own experience since 1995 is that portfolios today require larger numbers of stocks to properly manage volatility.

      Also, an important new study by Campbell, Lettau, Malkiel and Xu (Have individual Stocks Become More Volatile? An Empirical exploration of Idiosyncratic Risk) this year shows that while the overall markets and sectors are no more volatile than in past decades, individual stocks have become much more volatile. This means that portfolios require two to three times as many companies as they used to, in order to diversify away most of the company specific risk of stock ownership. A portfolio of 20 stocks a decade ago is much riskier today. Holdings in the same portfolio today should probably be in the range of 50 different companies or more.

                               [BAR CHART OMITTED]

Portfolio Strategy

      While our Barbell Strategy has contributed significantly to keeping our decline to only a little more than half that of the Nasdaq, it has not protected us from losses this year. We have sold many of the stocks in which we had large losses, building up a large capital loss position in the Fund in order to offset future capital gains.

      We have used the opportunities and lessons of this bear market to strengthen the Fund. We have sold most of the smaller companies that appeared to have a limited market cap, and redeployed the proceeds into those sectors, like power generation, and data storage & networking, that are potentially a much larger sector of the economy. This means the companies making up the sector have more potential for growth over a longer period of time.

      We continuously monitor the performance of our companies relative to their direct and indirect competitors. An important opportunity that a bear market offers investors is a chance to compare the performance of their stocks with their competitors when the wheels come off. When the market is rising, very often the riskier companies increase more in value than their less risky or more mature competitors, and it is difficult to assess the relative investment (as opposed to business performance) merits of a company. When you hold a company that does much worse than its direct competitor in a bear market, this is an opportunity for investors to upgrade their portfolios by selling the weaker companies and replacing them with stronger ones. Everyone does well when things are great. Companies are no different than people. It is not until the bad times that you know who the strong ones are.

      The sectors we have targeted for increased investment are Data Storage, Data Networking, B2B eCommerce Software, Independent & Alternative Power Producers, Optical Networking, and Telecommunications Services. These sectors are growing at very high rates, and while the rate of growth will inevitably decline over time, it should remain quite high for several years. The idea is to own the dominant companies in dominant, rapidly-growing sectors of the economy. These sectors are ones we


COPYRIGHT 2000, IPS ADVISORY, INC.                                        Page 2
believe have the potential to comprise a disproportionate share of U.S. economic biomass, and thus have the potential for many years of high growth rates. Because our bet on electric utilities has paid off so well this year, we will be using some of the profits there to diversify into other more undervalued, high dividend sectors like financials and Real Estate Investment Trusts (REITs).

      Stock prices often reflect adverse conditions long before any public information is known. In a bull market this is obvious. Bear markets, though, can mask individual company problems until the stock's price has already declined severely, because without knowing anything, one tends to attribute drops to the bear market. By the time the news comes out and it becomes clear that that is what is responsible for the decline and not the bear market, the loss has been incurred, and the potential for a rebound with the overall market gone.

      Every management strategy contains risks that are typical of that strategy, and this is one of the risks for ours. There exists for every single investment strategy particular conditions (like a bear market in our case) where it doesn't work well, or work at all. If you try to fix a strategy that works well most of the time, by temporarily replacing it with another strategy that doesn't work most of the time, but works well in this particular situation for a short time, you are headed down the road to ruin. One of the lessons of portfolio management is not to let yourself be trapped into changing your investment strategy in order to manage short term returns during unfavorable conditions. Those investors with the best long term track records are the ones who stick to a successful strategy, even when it doesn't work occasionally, as will inevitably, and periodically, be the case for everyone.

      IPS Funds is embarking on an exciting new direction for mutual funds. Coming in early 2001 is the IPS iFund, the first mutual fund to be managed totally by the fund's investors. Investors will nominate stocks to buy or sell, vote on the nominated stocks, discuss them on-line, determine the level of voted shares required to buy or sell a stock for the fund, and have access to a growing library of research and other information through the fund's Web site. IPS Advisory, Inc., the iFund's investment advisor, will supervise the process to ensure that the fund does not violate SEC or prospectus guidelines, and make trades for the fund as directed by the fund's shareholders. Visit the IPS Funds Web site for the date of the public offering.

      We have no doubt that long term returns and value creation will be greatest for those companies that are growing the fastest, but these companies are also volatile. Investors must be prepared to hold on through a period of volatility that is likely to continue for many years to be well above historical norms.

Robert Loest, Ph.D., CFA                             Gregory A. D'Amico
Senior Portfolio Manager                             President

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This annual report is not authorized for distribution to prospective investors unless it is proceeded or accompanied by a Profile or a Prospectus for IPS Millennium Fund.
--------------------------------------------------------------------------------

      We collect nonpublic personal information about you from the following sources:

            * Information we receive from you on applications and other forms;

            * Information about your transactions with us, our affiliates, or others; and

            *     Information we receive from a consumer reporting agency.

      We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

      We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


COPYRIGHT 2000, IPS ADVISORY, INC.                                        Page 3

                              FINANCIAL STATEMENTS
                               IPS Millennium Fund

================================================================================

                       Statement of Assets and Liabilities
                                November 30, 2000

ASSETS:
Investments, at value (cost $488,749,511)                         $ 408,038,128
 Receivable for capital shares sold                                     446,573
Dividends receivable                                                    712,466
Interest receivable                                                     113,209
                                                                  -------------
Total Assets                                                        409,310,376

LIABILITIES:
Payable for capital shares redeemed                                      63,477
                                                                  -------------
Total liabilities                                                        63,477
                                                                  -------------
                                                                  $ 409,246,899
                                                                  =============

NET ASSETS CONSIST OF:
Capital stock                                                     $ 527,653,649
Accumulated undistributed net investment income                         324,075
Accumulated undistributed net realized loss on
  investments sold                                                  (38,019,442)
Net unrealized appreciation (depreciation) on
  investments                                                       (80,711,383)
                                                                  -------------
Total Net Assets                                                  $ 409,246,899
                                                                  =============
Net asset value and redemption price
per share (409,246,899/8,303,457 shares)                          $       49.29
                                                                  =============

See notes to the financial statements

                             Statement of Operations
                          Year Ended November 30, 2000

INVESTMENT INCOME:
Dividend income                                                   $   3,303,056
Interest income                                                       1,588,362
                                                                  -------------
Total investment income                                               4,891,418

EXPENSES:
Investment advisory fee                                               4,567,343
Organizational expense                                                    1,157
                                                                  -------------
Total expenses before reimbursements                                  4,568,500
Advisor expense reimbursements                                           (1,157)
                                                                  -------------
Total expenses                                                        4,567,343
                                                                  -------------
NET INVESTMENT INCOME                                                   324,075

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investment transactions                        (37,988,328)
Change in unrealized appreciation
  (depreciation) on investments                                    (127,410,105)
                                                                  -------------
Net realized and unrealized loss on
  investments                                                      (165,398,433)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                   $(165,074,358)
                                                                  =============

See notes to the financial statements

                       Statement of Changes in Net Assets

                                           Year End            Year End
                                           November 30, 2000   November 30, 1999
OPERATIONS:
Net investment income (loss)                 $     324,075      $     (39,503)
Net realized gain (loss) on investment
  transactions                                 (37,988,328)         1,062,519
Change in unrealized appreciation
  (depreciation) on investments               (127,410,105)        40,661,300
                                             -------------      -------------
Net increase (decrease) in
  net assets resulting from
  operations                                  (165,074,358)        41,684,316

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                   --            (24,532)
Net realized gains                              (1,003,353)                --
                                             -------------      -------------
Total distributions                             (1,003,353)           (24,532)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                      631,033,775         80,564,293
Shares issued to holders in reinvestment
  of dividends                                     964,550             24,319
Cost of shares redeemed                       (189,004,572)       (14,419,001)
                                             -------------      -------------
Net increase in net assets resulting
  from capital share transactions              442,993,753         66,169,611
                                             -------------      -------------
TOTAL INCREASE IN
  NET ASSETS                                   276,916,042        107,829,395

NET ASSETS:
Beginning of period                            132,330,857         24,501,462
                                             -------------      -------------
End of period (including accumulated
undistributed net investment income
of $324,075 and $0, respectively)            $ 409,246,899      $ 132,330,857
                                             =============      =============

See notes to the financial statements

                               IPS Millenium Fund
                              Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                  Year Ended        Year Ended      Year Ended        Year Ended     Year Ended
                                                  November 30,      November 30,    November 30,      November 30,   November 30,
                                                  2000              1999            1998               1997          1996
Per Share Data:
Net asset value, beginning of period               $  55.93          $  27.53        $ 22.31            $ 18.86        $14.99

Income from investment operations:
Net investment income (loss)                           0.04             (0.03)          0.04              (0.05)         0.02
Net realized and unrealized gain
  (loss) on investments                               (6.30)            28.45           5.18               3.58          3.97
                                                   --------          --------        -------            -------        ------
Total from investment operations                      (6.26)            28.42           5.22               3.53          3.99
                                                   --------          --------        -------            -------        ------
Less distributions:
Dividends from net investment income                  (0.38)            (0.02)            --                 --         (0.04)
Distributions from net realized gains                    --                --             --              (0.08)        (0.08)
                                                   --------          --------        -------            -------        ------
Total dividends and distributions                     (0.38)            (0.02)            --              (0.08)        (0.12)
                                                   --------          --------        -------            -------        ------
Net asset value, end of period                     $  49.29          $  55.93        $ 27.53            $ 22.31        $18.86
                                                   ========          ========        =======            =======        ======

Total return                                         (11.36)%          103.23%         23.40%             18.72%        26.62%

Supplemental data and ratios:
Net assets, end of period (000's)                  $409,247          $132,331        $24,501            $11,684        $5,613
Ratio of net operating expenses to average
  net assets                                           1.11%             1.39%          1.40%              1.40%         1.40%
Ratio of net operating expenses to average
  net assets before reimbursement                      1.11%             1.39%          1.42%              1.43%         1.50%
Ratio of net investment income (loss) to average
  net assets                                           0.08%            (0.07)%         0.17%             (0.23)%        0.08%
Ratio of net investment income (loss) to average
  net assets before reimbursement                      0.08%            (0.07)%         0.19%             (0.19)%        0.18%
Portfolio turnover rate                               27.88%            51.74%         87.99%             33.17%        55.17%

See notes to the financial statements

================================================================================

                        Notes to the Financial Statements
                                November 30, 2000

1-Organization

      The IPS Millennium Fund (the "Fund") is a series of the IPS Funds (the "Trust"), an Ohio business trust organized on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the Fund is long-term capital growth. The Fund commenced operations on January 3, 1995.

2-Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Investment Valuation

      Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Directors.

Federal Income and Excise Taxes

      The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders

      Dividends from net investment income are declared and paid semi-annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

Securities Transactions and Investment Income

      Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

Organizational Expenses

      The Fund has incurred amortized organizational expenses in the amount of $16,281. Organizational expenses were amortized monthly over a period of 60 months, beginning on January 3, 1995. The amount was fully amortized as of November 30, 2000.

3-Shares of Common Stock

      Transactions in shares of common stock were as follows:

                                                Period Ending                         Period Ending
                                              November 30, 2000                     November 30, 1999
                                              $                Shares             $                Shares
      Shares sold                      $ 631,033,775         8,899,215     $  80,564,293         1,827,813
                                       -------------         ---------     -------------         ---------
      Shares issued in reinvestment
        of dividends                         964,550            14,552            24,319               861
      Shares redeemed                   (189,004,572)       (2,976,365)      (14,419,001)         (352,608)
      Net increase                     $ 442,993,753         5,937,402     $  66,169,611         1,476,066
                                       =============         ---------     =============         ---------
      Shares outstanding:
      Beginning of period                                    2,366,055                              89,989
      End of period                                          8,303,457                           2,366,055
                                                             =========                           =========

4-Investment Transactions

      Purchases and sales of securities for the year ended November 30, 2000, excluding short-term investments, aggregated $537,533,962 and $105,005,208, respectively. There were no purchases or sales of long-term U.S. government securities.

      At November 30, 2000, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $488,749,511 were as follows:

      Unrealized appreciation                               $  87,441,352
      Unrealized depreciation                                (168,152,735)
                                                            -------------
      Net unrealized depreciation on investments            ($ 80,711,383)

      At November 30, 2000, the IPS Millennium Fund had an accumulated net realized capital loss carryover of $38,019,442, expiring in 2008. To the extent the IPS Millennium Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

5-Investment Advisor

      The Fund has an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001. Total fees paid to IPS Advisory, Inc. during the year ended November 30, 2000 were $4,567,343.

                               IPS Millennium Fund
                            SCHEDULE OF INVESTMENTS -
                                NOVEMBER 30, 2000

                                                           Shares          Value
COMMON STOCKS - 94.2%
Cable & Broadcasting - 0.5%
Cox Communications, Inc.-
  Class A *                                                20,000    $   796,250
Hispanic Broadcasting
  Corporation *                                            50,000      1,350,000
                                                                     -----------
                                                                       2,146,250

Computer Networking - 5.7%
Flextronics International Ltd. *                           50,000      1,253,125
Juniper Networks, Inc. *                                   60,000      7,477,500
Nortel Networks Corporation                                 9,157        345,677
SanDisk Corporation *                                     210,000      8,360,625
Sun Microsystems, Inc. *                                   70,000      5,324,375
Terayon Communication Systems, Inc. *                      30,000        371,250
                                                                     -----------
                                                                      23,132,552

Data Storage & Networking - 7.9%
Brocade Communications Systems, Inc. *                     50,000      8,396,875
EMC Corporation *                                         120,000      8,925,000
McDATA Corporation - Class B*                              80,000      4,320,000
Network Appliance, Inc. *                                  80,000      3,950,000
StorageNetworks, Inc. *                                    50,000      1,468,750
VERITAS Software Corporation *                             55,000      5,365,938
                                                                     -----------
                                                                      32,426,563

eCommerce - 2.1%
eBay Inc. *                                                30,000      1,029,375
VeriSign, Inc. *                                           85,500      7,411,781
VerticalNet, Inc. *                                        40,000        357,500
                                                                     -----------
                                                                       8,798,656

Electronic Appliances - 1.0%
Kopin Corporation *                                       350,000      3,587,500
Microvision, Inc. *                                        20,000        391,250
Universal Display Corporation                              25,000        246,875
                                                                     -----------
                                                                       4,225,625

Financial - 0.9%
FleetBoston Financial Corporation                          30,000      1,125,000
North Fork Bancorporation, Inc.                           100,000      2,118,750
TrustCo Bank Corp NY                                       43,240        443,210
                                                                     -----------
                                                                       3,686,960
Independent Power Producers - 13.6%
Active Power, Inc. *                                       70,000        958,125
Advanced Power Technology, Inc. *                           7,000        139,125
The AES Corporation *                                     240,000     12,450,000
AstroPower, Inc. *                                         30,000        870,000
Ballard Power Systems Inc. *                               30,000      2,073,750
Calpine Corporation *                                     720,000     25,560,000
Capstone Turbine Corporation *                            100,000      1,850,000
Cleco Corporation                                          90,000      4,213,125
FuelCell Energy, Inc. *                                    40,000      2,235,625
H Power Corp. *                                            50,000        271,875
NRG Energy, Inc. *                                        140,000      3,587,500
Southern Energy, Inc. *                                    60,000      1,462,500
                                                                     -----------
                                                                      55,671,625

Natural Gas Utility - 7.4%
Dynegy Inc. - Class A                                     180,000      7,965,000
El Paso Energy Corporation                                120,000      7,207,500
Enron Corp.                                               150,000      9,712,500
MDU Resources Group, Inc.                                  50,000      1,518,750
NICOR Inc.                                                100,000      3,856,250
                                                                     -----------
                                                                      30,260,000

Optical Networking - 6.0%
Agilent Technologies, Inc. *                               10,000        521,875
Avanex Corporation *                                       50,000      2,325,000
CIENA Corporation *                                        40,000      3,037,500
Corning Incorporated                                       20,000      1,170,000
Corvis Corporation *                                       70,000      2,016,875
JDS Uniphase Corporation *                                160,000      8,010,000
ONI Systems Corp. *                                        50,000      2,175,000
SDL, Inc. *                                                15,000      2,726,250
Sycamore Networks, Inc. *                                  60,000      2,486,250
                                                                     -----------
                                                                      24,468,750

Semicondutors - 5.8%
Applied Micro Circuits Corporation *                       75,000      3,632,812
Broadcom Corporation - Class A *                           70,000      6,825,000
Conexant Systems, Inc. *                                   20,000        406,250
Cree, Inc. *                                               50,000      2,806,250
QLogic Corporation *                                       32,000      2,590,000
Silicon Storage Technology, Inc. *                        240,000      2,880,000
TriQuint Semiconductor, Inc. *                             40,000      1,322,500
Xilinx, Inc. *                                             80,000      3,120,000
                                                                     -----------
                                                                      23,582,812

                               IPS Millennium Fund
                            SCHEDULE OF INVESTMENTS -
                                NOVEMBER 30, 2000

                                                           Shares          Value
Services - 0.8%
Exodus Communications, Inc. *                             150,000      3,412,500

Software: B2B eCommerce - 4.1%
Ariba, Inc. *                                              50,000      3,112,500
BroadVision, Inc. *                                        90,000      2,036,250
Commerce One, Inc. *                                       60,000      1,728,750
Gemstar-TV Guide International, Inc. *                     20,000        813,750
i2 Technologies, Inc. *                                    20,000      1,930,000
Portal Software, Inc. *                                    50,000        318,750
Siebel Systems, Inc. *                                     60,000      4,192,500
webMethods, Inc. *                                         40,000      2,517,500
                                                                    ------------
                                                                      16,650,000

Software: General - 6.9%
Adobe Systems Incorporated                                 40,000      2,535,000
Amdocs Limited *                                           50,000      2,706,250
Critical Path, Inc. *                                      50,000      1,056,250
Interwoven, Inc. *                                         84,000      4,625,250
Micromuse Inc. *                                           70,000      6,151,250
Nuance Communiciations Inc. *                              20,000        611,250
Oracle Corporation *                                       80,000      2,120,000
RealNetworks, Inc. *                                      150,000      1,865,625
Tumbleweed Communications Corporation *                   300,000      4,462,500
Vitria Technology, Inc. *                                 130,000      2,031,250
                                                                    ------------
                                                                      28,164,625

Telecommunications - 3.3%
Clarent Corporation *                                      40,000        480,000
Covad Communications Group, Inc. *                        160,000        315,000
Efficient Networks, Inc. *                                 80,000      1,460,000
Global Crossing Ltd. *                                    200,000      2,475,000
Level 3 Communications, Inc. *                            100,000      2,687,500
Metromedia Fiber Network, Inc. - Class A *                200,000      2,337,500
Qwest Communications International Inc. *                 100,000      3,775,000
                                                                    ------------
                                                                      13,530,000

Utilities - 24.0%
California Water Service Group                             60,000      1,616,250
Dominion Resources, Inc.                                  280,000     16,800,000
DPL Inc.                                                  210,000      6,431,250
Duke Energy Corporation                                   250,000     22,484,375
Exelon Corporation                                        290,000     19,212,500
NiSource Inc.                                             250,000      6,421,875
NSTAR                                                     120,000      4,732,500
Reliant Energy, Inc.                                      280,000     10,990,000
The Southern Company                                      300,000      9,468,750
                                                                    ------------
                                                                      98,157,500

Wireless Services - 4.2%
Aether Systems, Inc. *                                     20,000      1,132,500
Nextel Communications, Inc.- Class A *                    190,000      5,890,000
RF Micro Devices, Inc. *                                  300,000      5,700,000
Sprint Corp *                                             200,000      4,537,500
                                                                    ------------
                                                                      17,260,000

TOTAL COMMON STOCKS (Cost $466,285,801)                              385,574,418
                                                                    ------------

Principal Amount

SHORT-TERM INVESTMENTS - 5.5%
MONEY MARKET FUNDS - 5.5%                                           $ 22,463,710
Cash Trust Prime Cash Series, 5.71%                                 $ 22,463,710

TOTAL SHORT-TERM INVESTMENTS (Cost $22,463,710)                       22,463,710

TOTAL INVESTMENTS (Cost $488,749,511) - 99.7%                        408,038,128

Assets, less Other Liabilities - 0.3%                                  1,208,771
                                                                    ------------

Total Net Assets - 100.0%                                           $409,246,899
                                                                    ============

* Non-income producing security.

--------------------------------------------------------------------------------
                    IPS New Frontier Fund 2000 Annual Report
--------------------------------------------------------------------------------

Fellow Shareholders:

      The 2000 bear market is one of those ring-tailed horrors that comes along every generation or so to teach a new group of investors that stocks really are risky. New Frontier is positioned in the fastest-growing and most volatile segment of the stock market. As a result, we underperformed the Value Line Arithmetic Composite and the S&P 500 for the 12 month period, as well as the Nasdaq Composite. While the Nasdaq Composite is a more valid proxy, the Fund owns the most volatile components of the Nasdaq, and accordingly declined more than the Nasdaq. It's all too easy to focus on the proximate causes of a bear market (inventory correction, Fed rate increases, foreign currency crashes) for explanations, but it's missing the lesson, which is that stocks are risky, and the higher the growth rate and the less mature the sector and company, the riskier they are. No one should be fooled because risk appears to be lower for a few years. Just because a Grizzly bear didn't tear your head off the last time you yelled "Boo!" at it doesn't mean Grizzlies are really just big Teddy Bears. Bear markets are a normal part of stock investing, and occur every few years. The good news is that no bear market has ended Western civilization yet, and this one probably won't either. Research shows that returns over the two or three years following the bottom of the average post-WW II bear market have been much higher than average historic returns. The universe is a clumpy place. Things come in bunches, both good and bad, including economic news. Bear markets are a valuable learning opportunity, as are most periods of adversity. We have used this information to learn, to reassess our strategies for growth, and to strengthen the Fund's portfolio. We are looking forward to 2001, and hope you are as well.

                               [LINE GRAPH OMITTED]

Total Annual Return For:          IPS New Frontier    Value Line       S&P 500
                                         Fund      Arithmetic Index   Composite

12 months ended 11/30/00               -40.92%           6.79%         -4.25%
2 years ended 11/30/00                  17.49%           8.68%          7.58%
Inception 8/3/98-11/30/00               17.26%           7.31%          8.43%

--------------------------------------------------------------------------------

Phone: 865.524.1676      Web site: http://www.ipsfunds.com   1225 Weisgarber Rd.
       800.249.6927      E-mail: info@ipsfunds.com           Suite S-380
Fax:   865.544.0630                                          Knoxville, TN 37909

                       Management's Discussion & Analysis

Volatility of Returns

            Figure 2 presents a quarterly perspective on your Fund's return and risk characteristics over time. The Fund's volatility relative to the broad market has increased this year. As a result, we have been increasing the number of companies in the Fund, and have increased our investment in sectors with less correlation to technology & Internet stocks. Our own experience since 1995 is that portfolios today require larger numbers of stocks to properly manage volatility.

                              [BAR CHART OMITTED]

      Also, an important new study by Campbell, Lettau, Malkiel and Xu (Have individual Stocks Become More Volatile? An Empirical exploration of Idiosyncratic Risk) this year showed that while the overall markets and sectors are no more volatile, individual stocks have become much more volatile. This means that portfolios require two to three times as many companies as they used to, in order to diversify away most of the company specific risk of stock ownership. A portfolio of 20 stocks a decade ago is much riskier today. Holdings in the same portfolio today should probably be in the range of 50 different companies.

Portfolio Strategy

      While the Fund's return was phenomenal last year, it has also been equally volatile on the downside this year. Some of the downside volatility came from the small number of the Fund's holdings, because it is designed as a focused fund. As discussed above, however, academic research supports our own growing experience that more stocks are required in a portfolio in order to reduce unnecessary volatility due to individual stocks.

      New Frontier fund ended the 1999 Fiscal Year with 21 stocks in its portfolio. At the end of November 2000 we have increased that number to 43 stocks. While 21 stocks may have been adequate for a focused fund in an industrial economy, it is not sufficient in today's more complex information- and connectivity-based economy. It is our belief that fundamental technological revolutions like the Internet create a vastly more complex economy than what preceded it. This was true in the economy that evolved after the development of agriculture, again for the economy that followed the perfection of the steam engine in 1800, and again for the economy that grew out of the development of the internal combustion engine and the electric motor.

      In practical terms, this means that the Fund not only can, but should, hold more companies. We can do this without decreasing the growth potential of the Fund. When we do this, we decrease the Fund's risk by holding more stocks in more sectors, and thereby increased the potential reward/risk ratio. In other words, we have decreased the risk the Fund is taking for each unit of return. We have used the opportunities and lessons of this bear market to also strengthen the Fund. We have sold most of the smaller companies that appeared to have a limited market cap, and redeployed the proceeds into those sectors, like power generation, B2B eCommerce software, optical networking, and data storage & networking, that are potentially a much larger sector of the economy, and that have more potential for growth over a longer period of time.


COPYRIGHT 2000, IPS ADVISORY, INC.                                        Page 2

      Stock prices often reflect adverse conditions long before any public information is known. In a bull market this is obvious. Bear markets, though, can mask individual company problems until the stock's price has already declined severely, because without knowing anything, one tends to attribute drops to the bear market. By the time the news comes out and it becomes clear that that is what is responsible for the decline and not the bear market, the loss has been incurred, and the potential for a rebound with the overall market gone.

      Every management strategy contains risks that are typical of that strategy, and this is one of the risks for ours. There exists for every single investment strategy particular conditions (like a bear market in our case) where it doesn't work well, or work at all. If you try to fix a strategy that works well most of the time, by temporarily replacing it with another strategy that doesn't work most of the time, but works well in this particular situation for a short time, you are headed down the road to ruin. One of the lessons of portfolio management is not to let yourself be trapped into changing your investment strategy in order to manage short term returns during unfavorable conditions. Those investors with the best long term track records are the ones who stick to a successful strategy, even when it doesn't work occasionally, as will inevitably, and periodically, be the case for everyone.

      IPS Funds is embarking on an exciting new direction for mutual funds. Coming in early 2001 is the IPS iFund, the first mutual fund to be managed totally by the fund's investors. Investors will nominate stocks to buy or sell, vote on the nominated stocks, discuss them on-line, determine the level of voted shares required to buy or sell a stock for the fund, and have access to a growing library of research and other information through the fund's Web site. IPS Advisory, Inc., the iFund's investment advisor, will supervise the process to ensure that the fund does not violate SEC or prospectus guidelines, and make trades for the fund as directed by the fund's shareholders. Visit the IPS Funds Web site for the date of the public offering.

      We have no doubt that long term returns and value creation will be greatest for those companies that are growing the fastest, but these companies are also volatile. Investors must be prepared to hold on through a period of volatility that is likely to continue for many years to be well above historical norms.

Robert A. Loest, Ph.D., CFA                     Gregory A. D'Amico
Senior Portfolio Manager                        President

--------------------------------------------------------------------------------
      This annual report is not authorized for distribution to prospective investors unless it is proceeded or accompanied by a Profile or a Prospectus for IPS New Frontier Fund.
--------------------------------------------------------------------------------

      We collect nonpublic personal information about you from the following sources:

      *     Information we receive from you on applications and other forms;

      * Information about your transactions with us, our affiliates, or others; and

      *     Information we receive from a consumer reporting agency.

      We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

      We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


COPYRIGHT 2000, IPS ADVISORY, INC.                                        Page 3

                              FINANCIAL STATEMENTS
                              IPS New Frontier Fund

--------------------------------------------------------------------------------

                       Statement of Assets and Liabilities
                                November 30, 2000
                       ===================================

ASSETS:
Investments, at value (cost $19,184,102)                           $ 11,068,809
Receivable for capital shares sold                                        6,389
Interest receivable                                                       4,136
                                                                   -------------

Total Assets                                                         11,079,334

LIABILITIES:
Payable for capital shares redeemed                                       2,421
                                                                   -------------

Total liabilities                                                         2,421
                                                                   -------------
                                                                   $ 11,076,913
                                                                   =============
NET ASSETS CONSIST OF:
Capital stock                                                        22,819,373
Accumulated undistributed net realized
loss on investments sold                                             (3,627,167)
Net unrealized appreciation
(depreciation) on investments                                        (8,115,293)
                                                                   -------------
Total Net Assets                                                   $ 11,076,913
                                                                   =============
Net asset value and redemption price
per share (11,076,913/649,890 shares)                              $      17.04
                                                                   =============

See notes to financial statements

                             Statement of Operations
                          Year Ended November 30, 2000
                       ===================================

INVESTMENT INCOME:
Interest income                                                    $     84,453
                                                                   -------------
Total investment income                                                  84,453

EXPENSES:
Investment advisory fee                                                 245,513
                                                                   -------------
Total expenses                                                          245,513
                                                                   -------------

NET INVESTMENT LOSS                                                    (161,060)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investment transactions                         (3,627,173)
Change in unrealized appreciation (depreciation)
 on investments                                                      (9,991,905)
                                                                   -------------
Net realized and unrealized loss on investments                     (13,619,078)
                                                                   -------------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                    $(13,780,138)
                                                                   =============

See notes to financial statements

                              FINANCIAL STATEMENTS
                              IPS New Frontier Fund

--------------------------------------------------------------------------------

                       Statement of Changes in Net Assets
                       ===================================

                                                  Year Ended        Year Ended
                                                 Nov. 30, 2000     Nov. 30, 1999
OPERATIONS:
Net investment loss                              $   (161,060)     $     (2,558)

Net realized gain (loss)
on investment transactions                         (3,627,173)          192,875

Change in unrealized appreciation
(depreciation) on investments                      (9,991,905)        1,835,687
                                                 ------------      ------------

Net increase (decrease) in net
assets resulting from operations                  (13,780,138)        2,026,004

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                      --            (1,125)
Net realized gains                                   (171,282)               --

Total dividends and distributions                    (171,282)           (1,125)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                          28,063,707         3,538,001

Shares issued to holders in
reinvestment of dividends                             169,856             1,125

Cost of shares redeemed                            (8,902,100)         (473,229)
                                                 ------------      ------------

Net increase in net assets resulting
from capital share transactions                    19,331,463         3,065,897
                                                 ------------      -------------

TOTAL INCREASE IN NET ASSETS                        5,380,043         5,090,776

NET ASSETS:
Beginning of period                                 5,696,870           606,094
                                                 ------------      ------------

End of period                                    $ 11,076,913      $  5,696,870
                                                 ============      ============

See notes to financial statements

                              IPS New Frontier Fund
                              Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                 Year Ended           Year Ended           August 3, 1998 (1)
                                                                 November 30, 2000    November 30, 1999    through November 30, 1998

Per Share Data:
Net asset value, beginning of period                                 $29.39              $12.60              $12.00

Income from investment operations:
Net investment income (loss)                                          (0.25)(2)           (0.03)               0.03
Net realized and unrealized gain
(loss) on investments                                                (11.36)              16.84                0.57
                                                                     ------              ------              ------
Total from investment operations                                     (11.61)              16.81                0.60
                                                                     ------              ------              ------

Less distributions:

Dividends from net investment income                                     --               (0.02)                 --
Distributions from net realized gains                                 (0.74)                 --                  --
                                                                     ------              ------              ------

Total dividends and distributions                                     (0.74)              (0.02)                 --
                                                                     ------              ------              ------

Net asset value, end of period                                       $17.04              $29.39              $12.60
                                                                     ======              ======              ======

Total return                                                         (40.92)%            133.37%               5.00%(3)

Supplemental data and ratios:
Net assets, end of period (000's)                                   $11,077              $5,697                $606
Ratio of net operating expenses to average net assets                  1.40%               1.40%               1.40%(4)
Ratio of net investment income (loss) to average net assets           (0.92)%             (0.13)%              0.27%(4)
Portfolio turnover rate                                               78.61%             217.50%              15.48%


(1)   Commencement of operations
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)   Not Annualized
(4)   Annualized

See notes to financial statements

================================================================================

                        Notes to the Financial Statements
                                November 30, 2000

1-Organization

   The IPS New Frontier Fund (the "Fund") is a series of the IPS Funds (the "Trust"), an Ohio business trust organized on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the Fund is capital growth. The Fund commenced operations on August 3, 1998.

2-Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Investment Valuation

      Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Directors.

Federal Income and Excise Taxes

      The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders

      Dividends from net investment income are declared and paid semi-annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodical1y make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

Securities Transactions and Investment Income

      Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

Other

      Generally accepted accounting principles require that permanent financial reporting differences relating to shareholder distributions be reclassified to net realized gains or paid-in-capital.

3-Shares of Common Stock

      Transactions in shares of common stock were as follows:

                                    Period Ending                      Period Ending
                                  November 30, 2000                  November 30, 1999
                                  $              Shares           $              Shares
                            ------------         -------    ------------         -------

                                                                                 xz
Shares sold                  $28,063,707         733,576      $3,538,001         181,602
Shares issued in
reinvestment of dividends        169,856           4,336           1,125              87
Shares redeemed               (8,902,100)       (281,840)       (473,230)        (35,981)
                             -----------         -------      ----------         -------
Net increase                 $19,331,463         456,072      $3,065,896         145,708
                             ===========                      ==========
Shares outstanding:
Beginning of period                   --         193,818              --          48,110
                                                 -------                         -------
End of period                         --         649,890              --         193,818
                                                 =======                         =======

4-Investment Transactions

   Purchases and sales of securities for the year ended November 30, 2000, excluding short-term investments, aggregated $31,249,453 and $12,120,696, respectively. There were no purchases or sales of long-term U.S. government securities.

   At November 30, 2000, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $19,184,102 were as follows:

   Unrealized appreciation $ 584,941
   Unrealized depreciation (8,700,234)
   Net unrealized depreciation on investments ($8,115,293)

   At November 30, 2000, the IPS New Frontier Fund had an accumulated net realized capital loss carryover of $3,627,173, expiring in 2008. To the extent the IPS New Frontier Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

5-Investment Advisor

   The Fund has an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001. Total fees paid to IPS Advisory, Inc. during the year ended November 30, 2000 were $245,513.

                              IPS New Frontier Fund
                   SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2000

                                                           Shares          Value
   COMMON STOCKS - 95.4%

   Computer Networking - 7.6%                               2,000    $   249,750
   Juniper Networks, Inc. *
   SanDisk Corporation*                                    15,000        597,188
                                                                     -----------
                                                                         846,938
   Data Storage & Networking - 10.0%
   Brocade Communications Systems, Inc.*                    2,000        335,875
   McDATA Corporation - Class B*                            2,000        108,000
   Network Appliance, Inc.*                                 2,000         98,750
   StorageNetworks, Inc.*                                   1,000         29,375
   VERITAS Software Corporation*                            5,500        536,594
                                                                     -----------
                                                                       1,108,594

   eCommerce - 8.3%
   VeriSign, Inc.*                                         10,655        923,655

   Electronic Appliances - 2.0%
   Kopin Corporation*                                      22,000        225,500

   Independent Power Producers - 5.8%
   Active Power, Inc.*                                      5,000         68,437
   Advanced Power Technology, Inc.*                         3,000         59,625
   AstroPower, Inc.*                                        2,000         58,000
   Capstone Turbine Corporation*                            8,000        148,000
   FuelCell Energy, Inc.*                                   1,000         55,891
   NRG Energy, Inc.*                                       10,000        256,250
                                                                     -----------
                                                                         646,203

   Optical Networking - 16.3%
   Avanex Corporation*                                      4,000        185,500
   CIENA Corporation*                                       4,000        303,750
   Corvis Corporation*                                      4,000        115,250
   JDS Uniphase Corporation*                               15,000        750,937
   SDL, Inc.*                                               2,000        363,500
   Sycamore Networks, Inc.*                                 2,000         82,875
                                                                     -----------
                                                                       1,801,812

   Semicondutors - 11.5%
   Applied Micro Circuits Corporation*                      3,000        145,313
   Broadcom Corporation - Class A*                          5,000        487,500
   Cree, Inc.*                                              2,000        112,250
   QLogic Corporation*                                      2,000        161,875
   Silicon Storage Technology, Inc.*                       21,000        252,000
   Xilinx, Inc.*                                            3,000        117,000
                                                                     -----------
                                                                       1,275,938

   Services - 2.1%
   Exodus Communications, Inc.*                            10,000        227,500

   Software: B2B eCommerce - 5.8%
   Ariba, Inc.*                                             3,000        186,750
   Commerce One, Inc.*                                      2,000         57,625
   Siebel Systems, Inc.*                                    3,000        209,625
   webMethods, Inc.*                                        3,000        188,812
                                                                     -----------
                                                                         642,812

   Software: General - 8.8%
   Adobe Systems Incorporated                               2,000        126,750
   Critical Path, Inc.*                                     5,000        105,625
   Interwoven, Inc.*                                        2,000        110,125
   Micromuse Inc.*                                          5,000        439,375
   Vitria Technology, Inc.*                                12,000        187,500
                                                                     -----------
                                                                        969,375

   Telecommunications - 3.4%
   Global Crossing Ltd.*                                   20,000        247,500
   Level 3 Communications, Inc.*                            2,000         53,750
   Metromedia Fiber Network, Inc. - Class A*                6,000         70,125
                                                                     -----------
                                                                         371,375

   Wireless Services - 13.8%
   Nextel Communications, Inc.- Class A*                   20,000        620,000
   RF Micro Devices, Inc.*                                 36,000        684,000
   Sprint Corp*                                            10,000        226,875
                                                                     -----------
                                                                       1,530,875

   TOTAL COMMON STOCKS (Cost $18,685,870)                             10,570,577
                                                                     -----------

   Principal Amount

  SHORT-TERM INVESTMENTS - 4.5%
   MONEY MARKET FUNDS - 4.5%                                         $   498,232
   Cash Trust Prime Cash Series 5.71%                                $   498,232

   TOTAL SHORT-TERM INVESTMENTS
   (Cost $498,232)                                                       498,232

   TOTAL INVESTMENTS
   (Cost $19,184,102) - 99.9%                                         11,068,809

   Assets, less Other Liabilities - 0.1%                                   8,104
                                                                     -----------

   Total Net Assets - 100.0%                                         $11,076,913
                                                                     ===========

   * Non-income producing security.

[LOGO] McCurty                                         27955 Clemens Road
        & Associates                                   Westlake, Ohio 44145-1121
         CPA's Inc.                                    Phone: (440) 835-8500
                                                       Fax: (440) 835-1093
CERTIFIED PUBLIC ACCOUNTANTS ===================================================

                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
IPS Funds

We have audited the accompanying statement of assets and liabilities of IPS Funds (comprising, respectively, the Millennium Fund and the New Frontier Fund), including the schedules of portfolio investments, as of November 30, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the year then ended and the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the IPS Funds as of November 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the year then ended and for the periods indicated, in conformity with generally accepted accounting principles.


/s/ McCurdy & Associates

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 5, 2000

[LOGO] IPS Funds
       c/o Firstar Mutual Fund Service, LLC
       P.O. Box 701
       Milwaukee, WI 53201-0701